BlueLinx Q4 & Full Year 2022 Results Delivering What Matters February 22, 2023 © BlueLinx 2023. All Rights Reserved. 1

This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “could”, “expect,” “estimate,” “intend,” “may”, “project,” “plan,” “should”, “will”, “will be,” “will likely continue,” “will likely result””, “would” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our confidence in the Company’s long-term growth strategy; our ability to capitalize on supplier-led price increases and our value-added services; our areas of focus and management initiatives; the demand outlook for construction materials and expectations regarding new home construction, repair and remodel activity and continued investment in existing and new homes; our positioning for long-term value creation; our efforts and ability to generate profitable growth; our ability to increase net sales in specialty product categories; our ability to generate profits and cash from sales of specialty products; our multi-year capital allocation plans; our ability to manage volatility in wood-based commodities; our improvement in execution and productivity; our efforts and ability to maintain a disciplined capital structure and capital allocation strategy; our ability to maintain a strong balance sheet; our ability to focus on operating improvement initiatives and commercial excellence; and whether or not the Company will continue any share repurchases. Forward-looking statements in this presentation are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: inflation; pricing and product cost variability; volumes of product sold; competition; changes in the supply and/or demand for products that we distribute; the cyclical nature of the industry in which we operate; housing market conditions; consolidation among competitors, suppliers, and customers; disintermediation risk; loss of products or key suppliers and manufacturers; our dependence on international suppliers and manufacturers for certain products; potential acquisitions and the integration and completion of such acquisitions; business disruptions; effective inventory management relative to our sales volume or the prices of the products we distribute; information technology security risks and business interruption risks; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, wars, or other unexpected events; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; the lingering effect of global pandemics such as COVID-19 and other widespread public health crisis and their effects on our industry; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; variable interest rate risk under certain indebtedness; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; a lowering or withdrawal of debt ratings; changes in our product mix; increases in fuel and other energy prices; availability of third-part freight providers; changes in insurance-related deductible/retention reserves based on actual loss experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; changes in actuarial assumptions for our pension plan; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; changes in, or interpretation of, accounting principles; the possibility that we could be the subject of securities class action litigation due to stock price volatility; activities of activist shareholders; and indebtedness terms that limit our ability to pay dividends on common stock. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. BlueLinx reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non- GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this presentation. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2 Safe Harbor Statement

3 Opening Opening Remarks Dwight Gibson, President & CEO

4 ▪ Net sales of $4.5b / up 4% year-over-year ▪ Adjusted EBITDA of $478m – an all-time high ▪ Operating Cash Flow of $400m, Free Cash Flow of $364m ▪ Adjusted EBITDA of $63m ▪ Generated operating cash of $154m – a record level ▪ Specialty product sales comprised 70% of sales and 82% of gross profit in Q4 2022 ▪ Acquired Vandermeer on October 3, 2022, for $67m ▪ Invested $36m in capital expenditures during the year ▪ Repurchased 9% of outstanding shares for $66m in 2022 ▪ 0.6x net leverage at the end of Q4 2022 ▪ $645m of liquidity – including $299 million of cash on-hand ▪ $299m of cash on hand + $346m of revolver capacity ✓ Delivered strong full year 2022 results ✓ Solid Q4 results highlighted by record cash generation ✓ Remain focused on specialty product growth ✓ Executed strategic capital allocation actions ✓ Further strengthened our financial position DELIVERING WHAT MATTERS ✓ Delivered strong full year 2022 results ✓ Solid Q4 results highlighted by record cash generation ✓ Remain focused on specialty product sales growth ✓ Executed strategic capital allocation actions ✓ Further strengthened our financial position Note: see appendix for reconciliations to all non-GAAP measures

▪ Net sales of $848m, down 13% year-over-year ❑ Q4 21 included benefit from very strong demand and high commodity prices ▪ Gross profit of $151m, down 22% year-over-year ❑ 17.8% of net sales ❑ 82% of gross profit from specialty products ▪ Gross margin of 17.8%, down 210 bps year-over-year ❑ 21.1% specialty gross margin ❑ 10.4% structural gross margin ▪ Net Income of $32m and Diluted EPS of $3.50; Adjusted Net Income of $36m and Diluted EPS of $3.97 ❑ $0.31 and $0.35, respectively, per share benefit from share repurchases ▪ Adjusted EBITDA of $63m, or 7.4% of sales ▪ Generated operating cash of $154m, up $136m year-over-year ❑ Free Cash Flow of $137m Specialty Products 82% Structural Products 18% Gross Profit by Product Category Note: see appendix for reconciliations to all non-GAAP measures Explosive profitable growth with a highly engaged team 5 FOURTH QUARTER 2022 RESULTS Specialty Products 70% Structural Products 30% Sales by Product CategoryQ4 22 solid despite market headwinds, YoY variances driven by strong Q4 21

FULL YEAR 2022 RESULTS ▪ Net sales of $4.5b, up 4% year-over-year ❑ Specialty product sales increased 14% to $2.9b ▪ Gross profit of $833m, up 7% year-over-year ❑ 18.7% of net sales ❑ 77% of gross profit from specialty products ▪ Gross margin of 18.7%, up 50 bps year-over-year ❑ 22.3% specialty gross margin ❑ 12.2% structural gross margin ▪ Net Income of $296m and Diluted EPS of $31.51; Adjusted Net Income of $306m and Diluted EPS of $32.55 ❑ $1.60 and $1.65, respectively, per share benefit from share repurchases ▪ Adjusted EBITDA of $478m, or 10.7% of sales ▪ Generated operating cash of $400m, up $255m year-over-year ❑ Free Cash Flow of $364m 6 $3.1b $4.3b $4.5b 15.4% 18.2% 18.7% FY20 FY21 FY22 Sales and Gross Margin % Net Sales Gross Margin % $170.4m $464.1m $477.7m 5.5% 10.8% 10.7% FY20 FY21 FY22 Adj EBITDA and Adj EBITDA % Adj EBITDA Adj EBITDA % Note: see appendix for reconciliations to all non-GAAP measures Excellent full year results with increased sales and strong cash flow

Overall improvements: ▪ Rigorous structural inventory management: ❑ Wood-based inventory reduced by 67% since Q1 20 ▪ Disciplined pricing and purchasing ▪ Lower repair and maintenance expense due to Capex Note: reduction in wood-based inventory of ~67% is based on footage and occurred from Q1 2020 to Q4 2022 Note: see appendix for reconciliations to all non-GAAP measures Q4 2022: ▪ Strong sales in a slowing market environment ▪ Adjusted EBITDA margin of 7%+ ▪ Net leverage reduced to 0.6x from 1.1x in Q4 21 7 QUARTERLY RESULTS $613 $865 $973 $848 1.8% 4.5% 11.5% 7.4% 4Q19 4Q20 4Q21 4Q22 Net Sales Adj EBITDA % 9.2x 3.5x 1.1x 0.6x Net leverage ($ millions)

U.S. HOUSING INDUSTRY

- **Home affordability under pressure**
  - Mortgage rates have more than doubled over the past year
  - Home price appreciation
  - Broad-based inflation
- **New home starts expected to slow in 2023**
  - U.S. new home supply now at ~9 months[1]
  - Builders' confidence rose to 42, still below 20-year average[2]
  - Single-family housing starts predicted to decline double-digits in 2023[3]
- **Repair and remodel rate of growth expected to slow during 2023, per LIRA Index[4]**
  - Record home equity levels
  - Remote work flexibility
  - Average age of existing homes ~40 years old[5]

BLUELINX SALES BY END MARKET


Repair & Remodel
45%
New Home Construction
40%
15%
Commercial

Note: management's estimate of 2019 sales by end market for two-step distribution of building materials

(1) Source: U.S. Census Bureau. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built
(2) Source: NAHB Housing Market Index (HMI) is based on a monthly survey of NAHB members designed to take the pulse of the single-family housing market. The survey asks respondents to rate market conditions for the sale of new homes at the present time and in the next six months as well as the traffic of prospective buyers of new homes
(3) Source: . Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution
(4) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes.
(5) Source: American Community Survey completed in 2019.

BLUELINX 8

*As of February 17, 2023 ▪ Average lumber and panel prices declined 23% and 21%, respectively, from Q3 22 to Q4 22 ▪ From the end of December to mid-February, lumber and panels prices increased 15% and 7%, respectively ▪ Higher input costs due to widespread inflation ▪ Minimal supply constraints across our key product categories Average quarterly prices for framing lumber ($/MBF) and structural panels ($/MSF) (per RISI(1)): (1) Source: Random Lengths, company analysis; Feb-23 data thru 2/17/23 9 U.S. HOUSING INDUSTRY $987 $1,243 $466 $702 $1,244 $797 $587 $449 $410 $1,003 $1,566 $766 $715 $1,232 $874 $671 $528 $488 $300 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23* Quarterly Average Price of Framing Lumber Quarterly Average Price for Structural Panels Supply/Cost Environment

10 Financial Review Kelly Janzen, Chief Financial Officer

FOURTH QUARTER 2022 RESULTS

$ millions, except per share data	Q4 2022	Q4 2021	Variance vs. 2022	Q4 2020	Variance vs. 2022
Net sales	$848	$973	(13%)	$865	(2%)
Gross Profit	$151	$194	(22%)	$124	+22%
Gross Margin %	17.8%	19.9%	-210 bps	14.4%	+340 bps
Adjusted Net Income	$36	$70	(48%)	$21	+75%
Adjusted Diluted Earnings per Share	$3.97	$6.91	(43%)	$2.13	+86%
Adjusted EBITDA	$63	$112	(44%)	$39	+64%
Adjusted EBITDA %	7.4%	11.5%	-410 bps	4.5%	+290 bps
Free Cash Flow	$137	$9	+1,398%	($21)	n/a
Net Leverage	0.6x	1.1x	(0.5x)	3.5x	(2.9x)

Note: All comparisons versus the prior-year period unless otherwise noted; see Appendix for reconciliations for all non-GAAP figures
Note: Q4 20 provided for comparison purposes due to Q4 21 impacted by very strong demand and high commodity prices

Q4 year-over-year analysis

- **Net sales decreased 13% to $848m**
  - Specialty product sales down 8%
  - Structural product sales down 23%
- **Gross Margin of 17.8%, down 210 bps**
  - Due primarily to lower structural product margin as a result of lower price for wood-based commodities
  - Specialty margin down slightly
- **Adjusted Diluted EPS of $3.97**
  - Includes $0.35 per share benefit from lower share count related to share repurchases
- **Adjusted EBITDA of $63m, down 44%**
  - Adjusted EBITDA margin of 7.4%
- **Cash From Operations increased $136m to $154m**
  - Capital Expenditures of $17m
  - Free Cash Flow of $137m, up $128m

BLUELINX

11

Note: All comparisons versus the prior-year period unless otherwise noted; see Appendix for reconciliations for all non-GAAP figures $ millions, except per share data 2022 2021 Variance Net sales $4.5b $4.3b +4% Gross Profit $833 $778 +7% Gross Margin % 18.7% 18.2% +50 bps Adjusted Net Income $306 $294 +4% Adjusted Diluted Earnings Per Share $32.55 $29.71 +10% Adjusted EBITDA $478 $464 +3% Adjusted EBITDA % 10.7% 10.8% -10 bps Free Cash Flow $364 $131 +179% Net Leverage 0.6x 1.1x (0.5x) 12 FULL YEAR 2022 RESULTS ▪ Net sales increased 4% to $4.5b ❑ Specialty product sales grew 14% ❑ Structural product sales down 10% ▪ Gross Margin of 18.7%, up 50 bps ❑ Driven by improved specialty gross profit due to pricing discipline ▪ Adjusted Diluted EPS of $32.55, up 10% ❑ Includes $1.65 per share benefit from lower share count related to share repurchases ▪ Adjusted EBITDA of $478m, up 3% ❑ Adjusted EBITDA margin of 10.7% ▪ Cash from Operations of $400m, up 176% ❑ Increased $255m vs prior year period ❑ Capital expenditures of $36m ❑ Free Cash Flow of $364m FY 2022 year-over-year analysis

Days Sales of Inventory (DSI) Number of Days Operating Working Capital Management(1) Dollars in millions Cash Cycle Days(2) Number of Days ▪ Significant return on working capital, 54% for FY 2022 ▪ $34m decrease in operating working capital from Q3 22 driven primarily by lower accounts receivable and lower inventory ▪ Inventory decrease year over year due to rigorous inventory management Note: See Appendix for reconciliations for all non-GAAP figures (1) Operating working capital includes accounts receivable, inventory, accounts payable and cash on hand (2) Cash Cycle Days = Days Sales Outstanding plus Days Sales of Inventory less Days Payable Outstanding 43 39 35 48 54 47 50 58 67 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 13 WORKING CAPITAL 54 50 45 60 63 58 63 68 76 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 $471 $576 $636 $571 $733 $904 $866 $918 $883 0% 10% 20% 30% 40% 50% 60% 70% 80% $200 $300 $400 $500 $600 $700 $800 $900 $1,000 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Total Operating Working Capital Return on Working Capital

$499 $563 $675 $641 $641 $768 $788 $724 $592 17.4% 19.3% 24.4% 23.0% 21.9% 24.0% 22.9% 20.9% 21.1% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 ($ millions) GM Rate Net sales ▪ Net sales down 8%, or $50m ▪ Volume down 14% ▪ Maintained pricing discipline ▪ Specialty sales increased to 70% of total ▪ Gross margin of 21.1%, down 80 bps ▪ Strong margin due to strategic pricing ▪ Gross margin expansion of 20 bps from Q3 22 ▪ Gross profit of $125m Q4 year-over-year analysis 14 SPECIALTY PRODUCTS Q4 2022 RESULTS

($ millions) $367 $462 $633 $330 $331 $534 $452 $336 $256 10.2% 15.5% 13.6% 1.7% 16.1% 20.0% 4.7% 11.3% 10.4% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 GM Rate Net sales ▪ Net sales decreased 23%, or $75m ▪ Reflects year-over-year lower average pricing for commodities: ❑ 36% decrease in average price of lumber ❑ 26% decrease in average price of panels ▪ Volume down 11% ▪ Gross profit of $27m, down 50% ▪ Due to lower prices for commodity lumber and panels ▪ Gross margin of 10.4%, down 570 bps ▪ Margin reflects benefits of continued inventory management and the impact of lower prices for commodity lumber and panels year-over-year ▪ Average historical margin of 9%(1) Q4 year-over-year analysis 15 STRUCTURAL PRODUCTS Q4 2022 RESULTS (1) Average historical margin of 9% from 2017-2020

* $350 million revolver less $4 million of reserves and letters of credit; $346 million of net availability Note: see appendix for reconciliations to all non-GAAP measures ▪ At the end of Q4 2022: ▪ Net leverage at 0.6x ▪ Net debt at $274m ▪ Cash on hand of $299m ▪ Total available liquidity of $645m ▪ $36m of Capex spent in 2022 on facilities and fleet ▪ No material debt maturities until 2029 $273 $275 $273 $288 $43 $300 Q4 2020 Q4 2021 Q4 2022 Finance Leases Revolver Term Loan Senior Notes $605 ($ millions) $575 $573 Gross Debt Structure $350* $300 2022 2023 2024 2025 2026 2027 2028 2029 ABL @ ~2% $300m Senior Notes @ 6% undrawn revolver Debt Maturity Schedule Note: debt maturity schedule does not include finance lease obligations 9.2x 3.5x 1.1x 0.6x Q4 2019 Q4 2020 Q4 2021 Q4 2022 Net Leverage 16 BALANCE SHEET $300

INVEST IN THE BUSINESS STRATEGIC ACQUISITIONS SHARE REPURCHASES OPERATING CASH FLOW GUIDING PRINCIPLES ▪ Maintain strong balance sheet and financial stability ▪ Long-term net leverage could increase to at or around 3.0x when considering growth ▪ Invest in business through economic cycles ▪ Acquisitions aligned to strategy ▪ Opportunistic share repurchases FREE CASH FLOW RETURN TO SHAREHOLDERSGROWTH AND MARGIN EXPANSION 17 CAPITAL ALLOCATION FRAMEWORK

Dwight Gibson, President and CEO Dwight Gibson, President and CEO Executive Summary 18

BLUELINX

1 Attractive market

- >$40b addressable market[1]
- Fragmented competition

2 BlueLinx is well positioned to grow

- ~10% market share
- Strong financial position

3 Leveraging growth

- Optimizing productivity
- Driving performance

BlueLinx: Delivering What Matters

Put people First. Invest in the Future. Win Together.

(1) Source: Estimated addressable market and market growth CAGR based on Principia Consulting, LLC

BLUELINX

19

Accelerating Growth Accelerating growth with our best customers and our best specialty products Optimizing Productivity Optimizing productivity thru distribution center optimization and procurement excellence Driving Performance Building an extraordinary team, creating a performance- based culture Creating Value Creating value thru profitable growth and disciplined capital allocation 20 DELIVERING WHAT MATTERS North America’s Preeminent Building Products Distributor

21 ▪ In 2022 we delivered exceptional results: ✓ Net sales of $4.5b, up 4% year-over-year ✓ Adjusted EPS of $32.55, up 10% year-over-year ✓ Adjusted EBITDA of $478m, up 3% year-over-year ✓ Operating cash of $400m, up ~3x year-over-year ▪ Closely monitoring the US housing industry and broader economic environment ▪ Our fortified balance sheet and ample liquidity positions us well to navigate a softer demand environment and provides opportunities to execute our strategy ▪ Focused on accelerating growth in specialty products, optimizing productivity and driving world-class performance Note: see appendix for reconciliations to all non-GAAP measures DELIVERING WHAT MATTERS

Appendix 22

BlueLinx reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this presentation. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. The Company further cautions that its non-GAAP measures, as used herein, are not necessarily comparable to other similarly titled measures of other companies due to differences in methods of calculation. Adjusted EBITDA and Adjusted EBITDA Margin. BlueLinx defines Adjusted EBITDA as an amount equal to net income (loss) plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items. The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. We determine our Adjusted EBITDA Margin, which we sometimes refer to as our Adjusted EBITDA as a percentage of net sales, by dividing our Adjusted EBITDA for the applicable period by our net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability. Our Adjusted EBITDA and Adjusted EBITDA Margin are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. These non-GAAP measures are reconciled in the “Reconciliation of Non- GAAP Measurements” table later in this presentation. Adjusted Net Income and Adjusted Earnings Per Share. BlueLinx defines Adjusted Net Income as Net Income adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one- time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items, further adjusted for the tax impacts of such reconciling items. BlueLinx defines Adjusted Earnings Per Share (basic and/or diluted) as the Adjusted Net Income for the period divided by the weighted average outstanding shares (basic and/or diluted) for the periods presented. We believe that Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are useful to investors to enhance investors’ overall understanding of the financial performance of the business. Management also believes Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are helpful in highlighting operating trends. Our Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Adjusted Net Income and Adjusted Earnings Per Share (basic or diluted), as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. These non-GAAP measures are reconciled in the “Reconciliation of Non-GAAP Measurements” table later in this presentation. Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow is not a presentation made in accordance with GAAP and is not intended to present a superior measure of financial condition from those determined under GAAP. Free cash flow, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAP measure is reconciled in the “Reconciliation of Non-GAAP Measurements” table later in this presentation. Net Debt and Net Leverage Ratio. BlueLinx calculates net debt as its total short- and long-term debt, including outstanding balances under our term loan and revolving credit facility and the total amount of its obligations under financing leases, less cash and cash equivalents. We believe that net debt is useful to investors because our management reviews our net debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our overall net leverage ratio by dividing our net debt by trailing twelve-month Adjusted EBITDA. We believe that this ratio is useful to investors because it is an indicator of our ability to meet our future financial obligations. In addition, the ratio is a measure that is frequently used by investors and creditors. Our net debt and overall net leverage ratio are not presentations made in accordance with GAAP and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. In addition, our net debt and overall net leverage ratio, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAP measure is reconciled in the “Reconciliation of Non- GAAP Measurements” table later in this presentation. 23 Non-GAAP Measures

Total U.S. Single Family Housing Starts (SFHS) Housing starts in thousands (1) 25-year average $0 $100 $200 $300 $400 $500 1 Q 0 0 1 Q 0 1 1 Q 0 2 1 Q 0 3 1 Q 0 4 1 Q 0 5 1 Q 0 6 1 Q 0 7 1 Q 0 8 1 Q 0 9 1 Q 1 0 1 Q 1 1 1 Q 1 2 1 Q 1 3 1 Q 1 4 1 Q 1 5 1 Q 1 6 1 Q 1 7 1 Q 1 8 1 Q 1 9 1 Q 2 0 1 Q 2 1 1 Q 2 2 1 Q 2 … LIRA Remodeling Activity Index TTM Moving Total - Dollars in billions (3) Total U.S. Monthly Supply of New Houses Months of inventory (2) 30 Year Fixed Mortgage Rates As of February 2023 (4) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 1 9 8 0 1 9 8 2 1 9 8 4 1 9 8 6 1 9 8 8 1 9 9 0 1 9 9 2 1 9 9 4 1 9 9 6 1 9 9 8 2 0 0 0 2 0 0 2 2 0 0 4 2 0 0 6 2 0 0 8 2 0 1 0 2 0 1 2 2 0 1 4 2 0 1 6 2 0 1 8 2 0 2 0 2 0 2 2 2 0 2 4 P (1) Source: Historical data is U.S. Census Bureau; Forecast from John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: U.S. Census Bureau. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built. (3) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (4) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. remodeling spend expected to grow modestly in 2023 mortgage rates expected to remain below historical averages 0 2 4 6 8 10 12 14 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 ~9 months of home inventory - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E starts expected to be below 25-year average but above 2009-2011 levels 24 MACRO TRENDS

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Ja n -8 2 A p r- 8 4 Ju l- 8 6 O ct -8 8 Ja n -9 1 A p r- 9 3 Ju l- 9 5 O ct -9 7 Ja n -0 0 A p r- 0 2 Ju l- 0 4 O ct -0 6 Ja n -0 9 A p r- 1 1 Ju l- 1 3 O ct -1 5 Ja n -1 8 A p r- 2 0 Ju l- 2 2 Household Owners’ Equity Levels in Real Estate Dollars in billions (1) (1) Source: Historical data is Board of Governors of the Federal Reserve System (US), Households; Owners' Equity in Real Estate, Level [OEHRENWBSHNO], retrieved from FRED, Federal Reserve Bank of St. Louis record levels of home equity 25 MACRO TRENDS

Framing Lumber Composite Index As of February 2023(1) Structural Panel Composite Index As of February 2023(2) ▪ Prices declined throughout Q4; from the beginning of October to the end of December, lumber and panels prices decreased 23% and 21%, respectively ▪ At the end of Q4, lumber and panel prices were $380/MBF and $473/MSF, respectively ▪ As of 2/17/23, average Feb-23 pricing was $441/MBF for lumber and $501/MSF for panels ▪ From 12/30/22 to 2/17/23, lumber and panels prices have risen 15% and 7%, respectively - 200 400 600 800 1,000 1,200 1,400 1,600 Index Price TTM Avg. Index Price - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Index Price TTM Avg. Index Price Feb-23 framing lumber prices are 26% lower than the 5-year average and 37% below the TTM rolling average Feb-23 structural panel prices are 22% lower the 5-year average and 35% below to the TTM rolling average (1) Source: Random Lengths, company analysis; Feb-23 data thru 2/17/23 (2) Source: Random Lengths; company analysis; Feb-23 data thru 2/17/23 26 WOOD-BASED COMMODITY PRICE TRENDS

Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal quarter, Q4 2020 – Q4 2022 In millions where dollars are presented 27 Non-GAAP Reconciliation / supplementary financial information

Adjusted EBITDA reconciliation by fiscal quarter, Q4 2019 – Q4 2022 In millions where dollars are presented 28 Non-GAAP Reconciliation / supplementary financial information

Adjusted EBITDA reconciliation for the twelve-month periods, Q4 2022 – Q4 2019 In millions where dollars are presented 29 Non-GAAP Reconciliation / supplementary financial information

Free cash flow for the three and twelve months ended, Q4 2022 and Q4 2021 In millions where dollars are presented 30 Non-GAAP Reconciliation / supplementary financial information

Working capital by fiscal quarter, Q4 2020 – Q4 2022 In millions where dollars are presented 31 Non-GAAP Reconciliation / supplementary financial information

Net leverage ratio for the trailing twelve months ended fiscal December 2022 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 32 Non-GAAP Reconciliation / supplementary financial information

Net leverage ratio for the trailing twelve months ended fiscal December 2021 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 33 Non-GAAP Reconciliation / supplementary financial information

Net leverage ratio for the trailing twelve months ended fiscal December 2020 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 34 Non-GAAP Reconciliation / supplementary financial information

Net leverage ratio for the trailing twelve months ended fiscal December 2019 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 35 Non-GAAP Reconciliation / supplementary financial information

Adjusted Net Income and Adjusted Diluted Income per Share reconciliation for the three and twelve-month periods ended December 2022, 2021, and 2020 In thousands where dollars are presented, except per share data 36 Non-GAAP Reconciliation / supplementary financial information (1) Tax impact calculated based on the effective tax rate for the respective three-month periods and twelve-month periods presented.